Debt	3 Months Ended
Mar. 31, 2014
Debt Disclosure [Abstract]
Debt

7. Debt

JJDC Convertible Note

On June 20, 2006 the Company entered into a equity and loan facility with the Johnson and Johnson Development Corporation (“JJDC”) pursuant to which the Company could drawn down up to an aggregate of $30 million in loans in the form of convertible preferred stock promissory notes. In March and September 2008, the Company issued notes in the aggregate amount of $3.5 million and $10.5 million, respectively. The notes were due on March 17 and September 17, 2011, including interest that accrued at 7.57% per annum. In December 2010, the aggregate principal amount and all accrued interest under the notes issued in March and September 2008 were converted into the Company’s Series E-3 convertible preferred stock (Series E-3 Preferred) at 232.93 per share.

In February and July 2009, the Company issued notes in the aggregate amount of $7.0 million and $6.7 million, respectively, in accordance with the terms of the equity and loan facility with JJDC. The notes were due in February 2012 and July 2012, including interest that accrued at 4.42% per annum and 4.960% per annum, respectively. In January 2012, the Company amended the maturity dates of the outstanding $7.0 million and $6.7 million convertible promissory notes to extend the maturity date to March 1, 2013, and interest rates were increased to 4.919% and 5.46% per annum, respectively. In addition, the conversion price of the notes to convert into shares of the Company’s Series C-1 Preferred Stock was decreased from $438.84 per share to $292.56 per share. All of these notes were further amended in March 2013, to extend the maturity date on the notes to August 1, 2013, and to make the notes subordinate to repayment of the Company’s severance obligations to all employees until January 1, 2014. On July 31, 2013, the maturity date was extended to December 31, 2013. For the years ended December 31, 2013 and 2012, the Company recognized $0.6 million and $0.7 million respectively, of interest expense related to the convertible promissory notes. On September 30, 2013, the outstanding principal and accrued interest of $16.9 million under the equity and loan facility with JJDC was extinguished in exchange for the issuance of 624,944. shares of common stock as an integral part of the 2013 finance restructuring.

Facility Loan

On September 30, 2013, the Company entered into a facility loan agreement with Silicon Valley Bank and Oxford Finance for a total loan amount of $10.0 million of which the first tranche of $5.0 million was drawn as part of the 2013 financing and bears interest at a rate equal 8.75% per annum. The second tranche of $5.0 million will be made available to the Company only upon achievement of positive Phase 2b data (the second draw milestone) and shall remain available to the Company until June 30, 2015. Loans under the second tranche will bear interest at a rate fixed at the time of borrowing equal to the greater of (i) 8.75% per annum and (ii) the sum of the Wall Street Journal prime rate plus 4.25% per annum.

For each tranche borrowed, the Company is required to make 12 monthly interest only payments after the funding date followed by a repayment schedule equal to 36 equal monthly payments of interest and principal. After the 36-month amortization period of each tranche, the remaining balance of such tranche and a final payment equal to 6.50% of the original principal amount of the applicable tranche are payable on the maturity date of such tranche. The final payment equal to 6.50% of the original principal is being accreted over the life of the loan.

Future principal payments due under the loan facility are as follows (in thousands):

Principal Payments
Year ending December 31:
2014	$245
2015	1,546
2016	1,687
2017	1,522

Total future principal payments due under loan agreement	$5,000

During the loan term, the term loan facility provides that the Company must maintain compliance with one of two financial covenants at all times: (1) maintain 1.3 times cash to outstanding debt or (2) maintain sufficient cash on hand to support eight months of operations based on a trailing average monthly cash burn. The term loan facility also contains a series of performance covenants however failure to comply with these performance covenants shall not be an event of default under the term loan facility so long as the Company deposits an amount equal to 100% of the aggregate outstanding term loans in a segregated, blocked deposit account at Silicon Valley Bank. As of December 31, 2013 and March 31, 2014, the Company was in compliance with its loan covenants.

The Company is permitted to make voluntary prepayments of the term loans with a prepayment fee equal to 3% of the term loans prepaid. The Company is required to make mandatory prepayments of the outstanding term loans upon the acceleration by the lenders of such loans following the occurrence of an event of default, along with a payment of the final payment, the prepayment fee and any all other obligations that are due and payable at the time of the prepayment.

The Company was required to pay a facility fee of 1.00% on the term loan facility commitment. In addition, at the time of the facility loan drawdown, the Company issued warrants exercisable for a total of 121,739 shares of the Company’s common stock to the lenders at an exercise price of $5.00 per share. As a result of this a warrant liability of $0.5 million was recorded in the accompanying balance sheet as of September 30, 2013. The facility fee, the warrant value on its issuance date, and other debt issuance costs were reflected as a debt discount and are being amortized to interest expense over the term of the outstanding loan using the effective interest rate method. The liability classified warrants must be remeasured at fair value on each reporting date and changes in fair value are recorded as other income, net in the accompanying statement of operations (see Note 11 for more details).